UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: August 8, 2019
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware		1-8606	23-2259884
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas			10036
New York	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The NASDAQ Global Select Market
2.375% Notes due 2022	VZ22A	New York Stock Exchange
0.500% Notes due 2022	VZ22B	New York Stock Exchange
1.625% Notes due 2024	VZ24B	New York Stock Exchange
4.073% Notes due 2024	VZ24C	New York Stock Exchange
0.875% Notes due 2025	VZ25	New York Stock Exchange
3.25% Notes due 2026	VZ26	New York Stock Exchange
1.375% Notes due 2026	VZ26B	New York Stock Exchange
0.875% Notes due 2027	VZ27E	New York Stock Exchange
1.375% Notes due 2028	VZ28	New York Stock Exchange
1.875% Notes due 2029	VZ29B	New York Stock Exchange
1.250% Notes due 2030	VZ30	New York Stock Exchange
2.625% Notes due 2031	VZ31	New York Stock Exchange
2.500% Notes due 2031	VZ31A	New York Stock Exchange
4.75% Notes due 2034	VZ34	New York Stock Exchange
3.125% Notes due 2035	VZ35	New York Stock Exchange
3.375% Notes due 2036	VZ36A	New York Stock Exchange
2.875% Notes due 2038	VZ38B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

In November 2018, Verizon Communications Inc. (Verizon or the Company) announced a strategic reorganization of its business. Under the new structure, effective April 1, 2019, there are two reportable segments that Verizon operates and manages as strategic business units - Verizon Consumer Group and Verizon Business Group.

The Company is filing this Current Report on Form 8-K to recast certain financial and related information included in Verizon’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the 2019 Q1 Form 10-Q) to reflect the new operating structure.

In Exhibit 99 to this Report, the Company has updated the following items contained in the 2019 Q1 Form 10-Q:

•	Part I. Item 1. Financial Statements (Unaudited)

•	Part I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

This Report does not reflect events occurring after the April 26, 2019 filing date of the 2019 Q1 Form 10-Q and does not modify or update the disclosures therein except to present the new operating structure. For developments since the filing of the 2019 Q1 Form 10-Q, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, and its Current Reports on Form 8-K filed subsequent to the 2019 Q1 Form 10-Q.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99
Revisions to Verizon's Quarterly Report on Form 10-Q the quarter ended March 31, 2019:
    Revised Part I. Item 1. Financial Statements (Unaudited)
    Revised Part I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

101.INS	XBRL Instance Document - the instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	August 8, 2019	/s/ Anthony T. Skiadas
Anthony T. Skiadas
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99
Revisions to Verizon's Quarterly Report on Form 10-Q the quarter ended March 31, 2019:
Revised Part I. Item 1. Financial Statements (Unaudited)
Revised Part I. Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

101.INS	XBRL Instance Document - the instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.PRE	XBRL Taxonomy Presentation Linkbase Document.

101.CAL	XBRL Taxonomy Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Label Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101).